Exhibit 10.16

                              COPS WORLDWIDE, INC.
                       CASTLE, OVERMYER, POOLE & SCHUBERT
                                MERCHANT BANKING

                          410 17TH Street, Suite1225
                             Denver, Colorado 80202
 Telephone: (303) 623-1489                          E-mail: cops@cops-banker.com
Facsimilie: (303) 623-5848

                   INVESTMENT BANKING AND CORPORATE FINANCIAL
                               ADVISORY AGREEMENT

September 21, 2004

Mr. Tim Bumgarner, CEO
American Pallet Leasing, Inc.
2031 Northgate Drive N.E.
Cedar Rapids, IA 52402

Dear Mr. Bumgarner:

         THIS INVESTMENT BANKING AND CORPORATE FINANCIAL ADVISORY AGREEMENT (the "Agreement") is made effective the 22nd day of September, 2004 (the "Effective Date") by and between COPS WORLDWIDE, INC, a Delaware corporation whose principal offices are located at 410 17th Street, Suite 1225, Denver, CO 80202 (hereinafter referred to as "COPS" or "Consultant") and Literary Playpen, Inc. (also known as American Pallet Leasing, Inc.), a Delaware corporation whose principal offices are located at 307 Quarry Road, Blacksburg, SC 29702 (hereinafter referred to as the "Client" or the "Company")

RECITALS

A. WHEREAS Consultant is experienced in providing advice and assistance in investment banking, corporate finance, mergers & acquisitions, broker and investor relations and other related investment banking and corporate financial advisory services to business organizations, institutions and firms.


B. WHEREAS Consultant is experienced in advising and assisting business to manager institute, structure and otherwise effectuate capital structuring, such services to include without limitation the introduction of such entities to institutional and individual investors for the purpose of raising debt and equity capital.


Initials: TRB                                                 Initials:  DHO
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C.       WHEREAS Consultant is experienced in providing advice and assistance to
         private   and  public   companies   for  equity   private   placements,
         acquisitions, and initial and secondary public offerings.

D. WHEREAS Client wishes to engage the investment banking and corporate financial advisory services of Consultant specifically to advise, assist, consult and provide the services discussed in Sections A thru C.

E. Consultant agrees to be retained for the foregoing purposes, subject to the terms and conditions provided in this Agreement.

                                   AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises, covenants and agreements Contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, Client and Consultant agree as follows:

(1) SCOPE OF REPRESENTATION. Client grants Consultant permission to provide Client the investment banking and corporate financial advisory services on a non-exclusive basis described in Sections A through C below. CLIENT HEREBY ACKNOWLEDGES THAT CONSULTANT IS NOT A REGISTERED BROKER/DEALER AND WILL ACT SOLELY AS A CONSULTANT.

(2) ENGAGEMENT AND SERVICES OF CONSULTANT. Consultant agrees to utilize its best efforts to advise the Client and facilitate the execution therewith of the following services: investment banking, corporate finance, mergers & acquisitions and advice in order to manage, institute, structure and otherwise effectuate capital structuring. Such services to include without limitation the introduction of the Client to broker/deals, institutional and individual investors for the purpose of raising debt and equity capital via equity and debt private placements, acquisitions and secondary public offerings

Consultant, in its capacity as a corporate advisor to the Company, will perform such of the following advisory services as the Company may reasonably request:

         (a) Familiarize itself to the extent it reasonably deems necessary, appropriate and feasible with the business, operations, properties, financial condition and prospects of the Company in order to better determine ways in which Consultant can facilitate the Company's objectives;


Initials: TRB                                                  Initials: DHO
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         (b)      Advise and assist the Company in  identifying,  evaluation and
                  implementing   various  financial  options  available  to  the
                  Company in the private equity and debt markets, specifically as such options relate to debt or equity offerings ("Financing Transaction"). If the Company determines to undertake one or more Financing Transactions, Consultant will advise and assist the Company in considering the desirability of undertaking such Financial Transaction(s);

         (c) Identify and introduce the Company of institutional and retail vendors;

         (d) Advise and assist the Company in locating, identifying and evaluating potential acquisition candidates and/or potential suitors;

         (e) Advise and assist the Company in restructuring, investing in, or spinning off any of its subsidiaries, if any;

         (f) Advise and assist the Company in any merger and acquisition activity.

(3) In conducting the foregoing efforts, Consultant will rely on the Client to provide all necessary information regarding the Client and its business. The Client will furnish Consultant with all relevant publicly available material and information regarding the business and financial condition of Client that will be accurate and complete in all material respects at the time furnished and will represent their best estimates of future performance in the context of all applicable U.S. Federal and State securities laws and the Securities Exchange Act of 1934, as amended (hereinafter the "Act"), with specific reference to required material disclosures and standard disclaimers regarding estimates of future performance. Consultant will be relying, without independent verification, on the accuracy and completeness of all financial and other information that is and will be furnished to Consultant by the Client. Any advice rendered by Consultant pursuant to this Agreement may not be disclosed publicly in any manner without Consultant's prior written approval and will be treated by Client and Consultant as confidential.

(4) In the event the Client provides any non-public information to the Consultant, in connection with this Agreement or otherwise, the Consultant agrees to maintain such information in confidence in compliance with Regulation FD.

(5) THE SERVICES, AMERICAN PALLET LEASING, INC. HEREBY AGREES TO RETAIN COPS WORLDWIDE, INC. on a non-exclusive basis to provide financial advisory, investment banking and other consulting services in connection with Clients efforts to raise capital and/or to effect a Transaction, as defined in Appendix
I. The total amount to be raised is $20,000,000 USD. Such services will include a due diligence review of Client's business.

Initials: TRB                                                  Initials: DHO
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(6)      FEES. In connection with the services  specified  HEREIN,  Client shall pay COPS (i) a due diligence fee of $42,600.00 USD in cash, in two payments; one on signing and the other 45 days later. ADDITIONALLY, COPS will charge five percent (5%) of ANY money raised. This will be paid from the proceeds at closing. In addition, Client shall pay COPS two percent (2%) of the Company's common shares issued and outstanding as of September 22, 2004 or 227,723 (two hundred and twenty-seven thousand, seven hundred and twenty three) common shares (hereinafter the "Equity Fee") UPON THE SUCCESSFUL COMPLETION OF THE COMPANY'S PRIVATE PLACEMENT OF CASH EQUITY (OR CONVERTIBLE SUBORDINATED DEBT) AMOUNTING TO A MINIMUM OF $3 MILLION CASH, ONLY IF THE INVESTOR(S) ARE INTRODUCED TO THE CLIENT BY COPS. THE AFORESAID EQUITY FEE TO COPS WILL BE PAID ON A PRO RATA BASIS (E.G. 100% OF THE EQUITY FEE IF $3 MILLION IS RAISED, 66% OF THE EQUITY FEE IF $2 MILLION IS RAISED, ETC.). THIS WILL BE PAID FROM THE PROCEEDS AT CLOSING.

(7) CONSULTANT'S EXPENSES. Throughout the term of this Agreement, the Consultant shall provide the types of services AS DESCRIBED HEREIN. Consultant shall perform such services at and from its principal place of business. Consultant shall be solely responsible for ordinary and reasonable expenses incurred during the performance of this Agreement, including but not limited to traveling, entertainment, telephone, facsimile and copying expenses. Consultant shall be entitled to reimbursement for any expenses incurred by Consultant only if Consultant obtains Client's prior written authorization to incur such expenses and agreement to reimburse Consultant for such expenses.

(8) CORPORATION. Client agrees to cooperate fully with COPS in connection with the assignment and to make available such current and historical information as COPS may reasonably request and, if requested by COPS, prepare a private placement memorandum. Client recognizes and confirms that COPS may use and rely upon data, material and other information furnished to COPS by Client without independent verification. COPS AGREES TO UTILIZE ALL INFORMATION RECEIVED FROM THE CLIENT ONLY AS CONTEMPLATED HEREIN AND TO TREAT ALL
INFORMATION RECEIVED FROM CLIENT IN A STRICTLY CONFIDENTIAL MANNER; SUCH INFORMATION WILL NOT BE DISSEMINATED PUBLICLY OR PROVIDED TO ANY THIRD PARTY WITHOUT CLIENT'S WRITTEN CONSENT, UNLESS OTHERWISE REQUIRED BY LAW. CLIENT
AGREES THAT ALL MATERIAL, WRITTEN OR ORAL, provided by COPS is for Client's exclusive use and will not be disseminated publicly or provided to any third party without COPS' express written consent, unless otherwise require by law.

(9) INDEPENDENT CONTRACTOR - NO FIDUCIARY DUTY. Client acknowledges and agrees that it is a sophisticated business enterprise and that COPS has been retained pursuant to this agreement to act as adviser to, but not an agent of, Client solely with respect to the matters set forth herein. In such capacity, COPS shall act as an independent contractor, and any duties of COPS arising out of its engagement pursuant to this agreement shall be contractual in nature and shall be owed solely to Client. Each party disclaims any intention to impose any fiduciary duty on the other. Consultant does not have the right or authority to create a contract or obligation either express or implied, on behalf of, in the name of or binding upon the Client or to pledge the Client's credit, or to extend credit in the Client's name unless otherwise agreed in writing. Consultant shall have no right or authority to commit Client in any manner without the prior written consent of the Client.


Initials: TRB                                                  Initials: DHO
         ---------                                                      --------

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

(10) TERM. Client can, six months after the date hereof, terminate this engagement if Client chooses, in its sole and absolute discretion, to do so, COPS can terminate this engagement if it determines that the result of Due Diligence do not confirm the viability of the assignment. Termination shall be without liability or continuing obligation to Client or to COPS, except all fees shall be payable for any Transaction with a person or entity introduced to Client by COPS if such occurs within 12 months of termination, and except for any expenses incurred by COPS up to the date of termination, provided that the indemnity and confidentiality provisions contained herein remain operative and in full force and effect regardless of any termination. If this agreement is not executed within 15 days of the date above, the agreement will automatically terminate.

(11) INDEMNIFICATION. Since COPS will be acting on Client's behalf, Client agrees to indemnify and hold COPS (including its respective officers, directors and employees) harmless as provided in Appendix II.

(12) ARBITRATION. In the event of any dispute arising out of this Agreement, the parties shall meet and confer prior to the institution of any proceedings to attempt to resolve the dispute without incurring the costs of arbitration. Should the dispute not be resolved, all parties agree to submit the dispute and all surrounding issues to binding arbitration in NEW YORK, NEW YORK pursuant to the rules of the American Arbitration Association. The decision of the arbitrator(s) shall be binding and judgment may be entered in any court of competent jurisdiction. All parties shall cooperate with the arbitration and promptly pay all necessary fees. Until a final decision on distribution of costs, all fees shall be paid equally by all parties. The arbitrator shall award reasonable attorney's fees to the prevailing party.

(13) WARRANTIES AND REPRESENTATIONS. Consultant's investment banking and corporate financial advisory services are provided on a best effort basis and are based on Consultant's personal experience and expertise. THERE ARE NO GUARANTEES, WARRANTIES AND REPRESENTATIONS OF ANY KIND THAT CONSULTANT'S ADVICE OR SERVICES WILL PRODUCE ANY SPECIFIC RESULTS FOR THE BENEFIT OF THE CLIENT. Actual results may substantially and materially differ from those suggested by the Consultant. Consultant represents and warrants to the Client that:

          (a) Consultant is under no contractual restriction or other restrictions or obligation that are inconsistent with this Agreement, the performance of its duties and the covenants hereunder;

          (b) Consultant's management is under no physical or mental disability that would interfere with its keeping and performing all of the agreements, covenants and conditions to be kept or performed hereunder;

          (c) Consultant is familiar with all federal and state securities laws applicable to the performance of its services as contemplated in this Agreement, including Sections 17(b) of the Securities Act of 1933, as amended (the "Securities Act"), Sections 9 and 10(b) of the Exchange Act and Regulation FD;


Initials: TRB                                                  Initials: DHO
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          (d)  Consultant  will  comply  with all  applicable  federal and state securities laws in the performance of the services under this Agreement; and

          (e) Consultant will cause any person to whom any of the Compensation Shares or other compensation are transferred to agree and undertake for the benefit of the Client to comply with all applicable federal and state securities laws in connection with their ownership or disposition of the Compensation Shares (including compliance with Section 17(b) of the Securities Act to the extent applicable) The Client acknowledges that the Consultant may provide financial services and consulting advice (of the type contemplated by this Agreement) to others and that nothing herein contained shall be construed to limit or restrict the Consultant in providing financial services to others, or rendering such advice to others

(14) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of NEW YORK, applicable to contracts executed and to be wholly performed therein without giving effect to its conflicts-of-laws, principles or rules.

(15)     AMENDMENTS.   This  Agreement  may  be  modified  or  amended,  or  its
provisions waived, only by a writing signed by the person or persons against whom enforcement of the modifications, amendment or waiver is sought.

(16) NO COMMITMENT. This Agreement does not and will not constitute any Agreement, commitment or undertaking express or implied on the part of COPS or any affiliate to purchase or to sell any securities.

(17)     ENTIRE  AGREEMENT.  This  Agreement  constitutes  the entire  agreement between the parties and supersedes and cancels any and all prior or contemporaneous arrangements, understandings and agreements, written or oral, between them relating to the subject matter hereof.

(18) SEVERABILITY. If any portion of this Agreement shall be held or made unenforceable or invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect, and, to the fullest extent, the provisions of this Agreement shall be severable.

(19) HEADINGS. The descriptive headings of the paragraphs, subparagraphs and appendices of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement.

(20) FAILURE OR DELAY - NO WAIVER. It is understood and agreed that failure to delay by either Client or COPS in exercising any right, power or privilege hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.





Initials: TRB                                                  Initials: DHO
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(21)     INTERPRETATION. Each of  the  parties  acknowledge  that  it  has  been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with consent and upon the advice of said independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating hereto shall be deemed work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law, including but not limited to any decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be construed as a whole and in accordance with its fair meaning to affect the intentions of the parties and this Agreement.

IN WITNESS WHEREOF, the parties hereto have agreed and executed this Agreement on September 22, 2004.


COPS WORLDWIDE, INC



By: /s/ David H. Overmyer                        COPS WORLDWIDE, INC.
    ----------------------------                       1994 SEAL
    David H. Overmyer, President                       DELAWARE



AMERICAN PALLET LEASING, INC


By: /s/ Tim Bumgarner
    --------------------------------------------
    Tim Bumgarner, Chairman of the Board and CEO







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                                   APPENDIX I


         "TOTAL CONSIDERATION" shall mean the sum of cash, fair value of securities, services or equipment provided (or given, as the case may be) to Client, its security holders and its employees, including the assumption of debt, excluding any amounts contributed by Client or any affiliate of Client. Non-cash consideration shall be valued as follows:

(i) in the case of an exchange of securities in a transaction in which the number of securities of the acquirer to be received will vary in a manner designed to produce a fixed value to be received in exchange for each security of the target company, the number of securities of the target company exchanged in such transaction shall be multiplied by the value per share specified in the agreement between the target company and the acquirer;

(ii) in the case of an exchange of securities in a transaction in which the number of securities of the acquirer to be received in exchange for each security of the target company is fixed and the value of the securities may vary,

         (A) for securities traded on a national securities exchange, the average closing price of the securities for the 20 trading days ending on the fifth trading day prior to the closing of the transaction shall be multiplied by the number of securities of the acquirer to be issued upon exchange of the target company's securities in the transaction, and

         (B) for securities quoted by a national quotation service, the average of the closing bid and ask prices for the securities for a period of 20 trading days ending on the fifth trading day prior to the closing of the transaction shall be multiplied by the number of securities of the acquirer to be issued in the transaction; and

(iii) for any other securities, the value shall be reasonably determined by COPS, provided that if such securities are promissory notes, the securities shall be valued at face value

         "TRANSACTION" shall mean any dealing or series or combination of dealings, whereby directly or indirectly, capital stock, debentures, or other evidence if indebtedness, businesses or assets (hereinafter referred to collectively and individually as "Assets" are transferred for consideration. A transaction shall include, without limitation, a sale or exchange of capital stock or tangible or intangible assets, leases, licenses of Assets, with or without purchase options, a merger or consolidation, the formation of a public company, joint venture or partnership; the undertaking of a cooperative project development program; the investment of cash; other liquid funds or their equivalent; the issuance of straight or convertible debt; or any other similar dealing.




Initials: TRB                                                  Initials: DHO
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                                   APPENDIX II


         Client agrees to indemnify and hold harmless COPS and its affiliates and their respective directors, officers, employees, agents and controlling persons (COPS and each such person being an "Indemnified Party") from and against all losses, claims, damages and liabilities (or actions, including shareholder actions, in respect thereof), joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, which are related to or result from the performance of COPS of the services contemplated by or the engagement of COPS pursuant to this Agreement, and will promptly reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by Client. Client will not be liable to any Indemnified Party under the foregoing indemnification and reimbursement provisions for any settlement by and Indemnified Party effected without its prior written consent (not to be unreasonably withheld). CLIENT ALSO AGREES THAT NO INDEMNIFIED PARTY SHALL HAVE ANY LIABILITY (WHETHER DIRECT OR INDIRECT, IN CONTRACT OR TORT OR OTHERWISE) TO CLIENT, ITS SECURITY HOLDERS, ITS CREDITORS OR ANY THIRD PARTY RELATED TO OR ARISING OUT OF THE ENGAGEMENT OF COPS PURSUANT TO, OR THE PERFORMANCE BY COPS OF THE SERVICES CONTEMPLATED BY THIS AGREEMENT, EXCEPT TO THE EXTENT THAT ANY LOSS, CLAIM, DAMAGE OR LIABILITY IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM COPS' WILLFUL MISCONDUCT OR NEGLIGENCE.

         COPS agrees to indemnify and hold harmless Clients and it's affiliates and their respective directors, officers, employees, agents and controlling persons (Client and each such person being an Indemnified Party) from and against all losses, claims and damages and liabilities (or actions, including shareholder actions, in respect thereof) joint or several, to which such indemnified Party may become subject under any applicable federal or state, or law, or otherwise, which is related to or result from the willful misconduct, or negligent performance of COPS related to the services contemplated by this Agreement and will promptly reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, whether or not such Indemnified Party is a party. COPS will not be liable to any Indemnified Party under the forgoing indemnification and reimbursement provisions for any settlement by an Indemnified Party effected without its prior written consent (not to be unreasonably withheld).




Initials: TRB                                                  Initials: DHO
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